Supplemental Agreement

(No. 0023052)

Party A: Shanghai Mart Co., Ltd.

Party B: Benefactum Alliance Business Consultant (Beijing) Co., Ltd., Shanghai Branch

After consulting with each other, both Parties have reached a consensus that Housing Lease Contract(No. 0022690) of Shanghai Mart Office Building signed as to Rm. 2401、2402、2403、2404 can be modified and supplemented as follows:

I. Party B has a priority to renew the lease when it pays off all the expenses stipulated in the lease contract and agrees to renew the lease at a price which Party A makes in accordance with the prevailing market quotations and lease area level after the expiration of the lease contract period. Meanwhile, Party B shall inform Party A of the renewal within 6 months prior to the expiration of the lease contract in written form and complete the renewal within 3 months prior to the expiration of the lease contract, otherwise Party B shall be deemed to have given up the priority to renew the lease.

II. The rent in the renewal contract signed by both Parties shall not be raised higher than that in the previous year by 10% after the expiration of the lease contract.

III. If there are differences between this supplementary agreement and the lease contract, this agreement shall prevail, which should not make any influence on the other stipulations in the lease contract.

IV. This supplementary agreement is an inseparable part of the lease contract and has the same legal force as the lease contract.

V. This supplementary agreement is in duplicate which shall come into force after bearing the signatures of both authorized representatives, and each of both Parties will hold one.

Party A: Shanghai Mart Co., Ltd.	Party B: Benefactum Alliance Business Consultant (Beijing) Co., Ltd., Shanghai Branch
(Seal)	(Seal)
Authorized representative:	Authorized representative:
Date: Apr. 29, 2016	Date: Apr. 29, 2016

Supplemental Agreement

(No. 0023053)

Party A: Shanghai Mart Co., Ltd.

Party B: Benefactum Alliance Business Consultant(Beijing) Co., Ltd., Shanghai Branch

After consulting with each other, both Parties have reached a consensus that Housing Lease Contract(No. 0022800) of Shanghai Mart Office Building signed as to Rm. 2412 can be modified and supplemented as follows:

I. Party B has a priority to renew the lease when it pays off all the expenses stipulated in the lease contract and agrees to renew the lease at a price which Party A makes in accordance with the prevailing market quotations and lease area level after the expiration of the lease contract period. Meanwhile, Party B shall inform Party A of the renewal within 6 months prior to the expiration of the lease contract in written form and complete the renewal within 3 months prior to the expiration of the lease contract, otherwise Party B shall be deemed to have given up the priority to renew the lease.

II. The rent in the renewal contract signed by both Parties shall not be raised higher than that in the previous year by 10% after the expiration of the lease contract.

III. If there are differences between this supplementary agreement and the lease contract, this agreement shall prevail, which should not make any influence on the other stipulations in the lease contract.

IV. This supplementary agreement is an inseparable part of the lease contract and has the same legal force as the lease contract.

V. This supplementary agreement is in duplicate which shall come into force after bearing the signatures of both authorized representatives, and each of both Parties will hold one.

Party A: Shanghai Mart Co., Ltd.	Party B: Benefactum Alliance Business Consultant(Beijing) Co., Ltd., Shanghai Branch
(Seal)	(Seal)
Authorized representative:	Authorized representative:
Date: Apr. 29, 2016	Date: Apr. 29, 2016